UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-6474

DREYFUS GROWTH AND INCOME FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/06

FORM N-CSR
Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Proxy Results
26	Information About the Review and Approval
of the Fund’s Management Agreement
31	Board Members Information
34	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Growth and Income Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth and Income Fund, Inc., covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, while U.S. monetary policy has tightened to the borderline between a neutral policy and a restrictive policy, most foreign monetary policies have tightened only from stimulative to neutral, leaving room for further expansion.

The financial markets seem to concur with our view that a gradual economic slowdown is more likely than a recession, as evidenced by upward pressure on the price-earnings multiples of high-quality, large-capitalization stocks. Investors expecting generally slower profit growth have begun to favor companies with the ability to sustain profitability in a slower economic environment.This pattern is consistent with previous midcycle slowdowns.As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

John B. Jares, Portfolio Manager

How did Dreyfus Growth and Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2006, the fund produced a total return of 15.44% .1 This compares with the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which produced a total return of 16.33% for the same period.2 The Russell 1000 Growth Index, which more closely reflects the fund’s current composition, returned 10.84% for the period. 3

Strong economic growth outweighed the negative impacts of geopolitical instability and concerns regarding inflationary pressures, enabling a wide range of companies to achieve higher earnings and stock prices. While the fund participated in the market’s rise, its returns lagged the S&P 500 Index due to our focus on growth-oriented stocks during a period in which the market generally favored value-oriented stocks. The fund outperformed the Russell 1000 Growth Index, primarily due to relatively attractive returns in the industrials, financials and consumer staples sectors early in the reporting period, and later on the strength of several good individual stock selections.

On a separate note, on August 1, 2006, John B. Jares became the fund’s primary portfolio manager.

What is the fund’s investment approach?

The fund seeks long-term capital growth, current income and growth of income consistent with reasonable investment risk.To pursue these goals, the fund invests primarily in stocks of domestic and foreign issuers.When choosing stocks, as of August 1, 2006, we began to use a “growth style” of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. We employ a consistent, bottom-up approach that goes beyond Wall Street analysis.We perform qualitative and quantitative in-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

house research to determine whether a stock meets our investment criteria. Income is generated primarily from dividend-paying stocks in which the fund may invest.

What other factors influenced the fund’s performance?

During the first nine months of the reporting period, high energy prices and rising short-term interest rates rekindled concerns that mounting inflationary pressures might undermine economic growth. As a result, investors became increasingly risk-averse, favoring traditionally defensive, value-oriented stocks that tend to do well in slower-growth economic environments.

These conditions undermined the fund’s relative performance from November 2005 through July 2006.The fund’s lagging returns during these months can also be traced to disappointments among several individual holdings. In the technology sector, laggards included Advanced Micro Devices, Broadcom, Qualcomm and Electronic Arts, each of which was hurt by the market’s bias against growth stocks as well as company-specific problems. In the health care area, medical equipment maker Medtronic and ocular product specialist Alcon encountered product-related issues. Retailers Target and Home Depot suffered losses due to pressure on consumer spending stemming from high energy prices and moderating home values. Finally, energy holdings ConocoPhillips and Anadarko Petroleum declined due to falling natural gas prices.

Despite these difficulties, the fund participated to a significant degree in the market’s rise during the first nine months of the reporting period.Top performers included telecommunications services provider AT&T; rail carrier Burlington Northern Santa Fe; diversified industrial conglomerate Danaher; banking giants JPMorgan Chase & Co. and Bank of America; food and tobacco leader Altria Group; and drugstore chain CVS.

Oil and gas prices fell during the summer of 2006, and the Federal Reserve Board refrained from further interest rate increases. As a result, investor sentiment turned in favor of growth stocks during the final three months of the reporting period, and the fund’s relative performance

4

improved significantly. Performance also benefited from a more growth-oriented style of investing. During these months, we emphasized individual stocks that we believed offered the potential to exceed expected earnings and growth rates.Top performers over the final three months of the reporting period included software developers Microsoft and Adobe Systems, which were positioned to benefit from major new product cycles. Discount broker Charles Schwab, another top holding, benefited from stabilizing trading prices and growing fee and service revenues.

What is the fund’s current strategy?

As of the end of the reporting period, we have strived to add value by selecting individual stocks that, according to our earnings forecasts, offer the potential for greater growth than predicted by Wall Street analysts. At the same time, we have focused on bringing greater consistency to performance by keeping the fund’s volatility characteristics roughly in line with its benchmark.

We believe the fund is currently well positioned to benefit from continued, but slowing, U.S. economic growth. Compared to the Russell 1000 Growth Index, the fund holds underweighted positions in the industrials and consumer discretionary sectors, which may be vulnerable to slowing growth and intensifying inflationary pressures. On the other hand, the fund holds overweighted positions in the technology area,where we have found attractive valuations, and the consumer staples sector, which we believe could benefit in an economic slowdown.

November 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.
[3]	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund 5

FUND PERFORMANCE
Average Annual Total Returns as of 10/31/06
	1 Year	5 Years	10 Years

Fund	15.44%	5.01%	5.07%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth and Income Fund, Inc. on 10/31/96 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees or other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 5.23
Ending value (after expenses)	$1,055.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 5.14
Ending value (after expenses)	$1,020.11

† Expenses are equal to the fund’s annualized expense ratio of 1.01%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS October 31, 2006
Common Stocks—97.3%	Shares		Value ($)

Consumer Discretionary—8.0%
AutoZone	56,248	[a,b]	6,299,776
Best Buy	164,921		9,111,885
Comcast, Cl. A (Special)	227,600	[b]	9,213,248
Federated Department Stores	292,300		12,834,893
Harman International Industries	30,800		3,152,380
Marriott International, Cl. A	69,899		2,919,681
Tiffany & Co.	298,413	[a]	10,659,313
Walt Disney	251,100		7,899,606
			62,090,782
Consumer Staples—16.3%
Altria Group	129,627		10,542,564
Avon Products	394,693		12,002,614
Cadbury Schweppes, ADR	192,139	[a]	7,798,922
Colgate-Palmolive	238,600		15,263,242
Dean Foods	193,000	[b]	8,084,770
PepsiCo	181,500		11,514,360
Procter & Gamble	238,497		15,118,325
Safeway	265,920		7,807,411
SYSCO	133,200		4,659,336
Unilever (NY Shares)	154,532		3,739,674
Wal-Mart Stores	274,625		13,533,520
Walgreen	372,231		16,259,050
			126,323,788
Energy—4.5%
Chevron	88,090		5,919,648
Exxon Mobil	272,400		19,454,808
Schlumberger	153,384		9,675,463
			35,049,919
Exchange Traded Funds—4.7%
iShares Russell 1000 Growth Index Fund	220,935		11,932,699
NASDAQ-100 Index Trust Series 1	287,400	[a]	12,237,492
Standard & Poor’s Depository Receipts (Tr. Ser. 1)	86,387	[a]	11,903,265
			36,073,456
Financial—10.6%
Allstate	164,500		10,093,720
American International Group	87,456		5,874,420

8

Common Stocks (continued)	Shares	Value ($)

Financial (continued)
Assurant	107,071	5,638,359
Bank of America	1	54
Charles Schwab	795,600	14,495,832
Chicago Mercantile Exchange Holdings	7,520	3,767,520
Goldman Sachs Group	56,214	10,668,855
JPMorgan Chase & Co.	249,500	11,836,280
Morgan Stanley	109,778	8,390,333
SLM	48,334	2,352,899
State Street	85,300	5,478,819
TD Ameritrade Holding	224,200	3,692,574
		82,289,665
Health Care—13.3%
Allergan	67,207	7,762,409
Amgen	132,439 [b]	10,053,444
Beckman Coulter	75,500 [a]	4,346,535
Bristol-Myers Squibb	153,972	3,810,807
Genzyme	60,800 [b]	4,104,608
Johnson & Johnson	237,642	16,017,071
Medco Health Solutions	86,522 [b]	4,628,927
MedImmune	259,132 [b]	8,302,589
Pfizer	386,936	10,311,844
Schering-Plough	471,043	10,428,892
Thermo Electron	54,856 [b]	2,351,677
Wyeth	173,605	8,859,063
Zimmer Holdings	160,545 [b]	11,560,845
		102,538,711
Industrial—6.4%
AMR	166,300 [a,b]	4,712,942
Continental Airlines, Cl. B	152,000 [a,b]	5,605,760
Empresa Brasileira de Aeronautica, ADR	114,700	4,774,961
General Electric	694,123	24,370,659
US Airways Group	64,600 [b]	3,220,956
Waste Management	180,764	6,775,035
		49,460,313
Information Technology—21.0%
Accenture, Cl. A	195,658	6,439,105

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
Agilent Technologies	107,800 [b]	3,837,680
Apple Computer	184,391 [b]	14,950,422
ASML Holding (NY Shares)	423,382 [b]	9,670,045
Broadcom, Cl. A	325,521 [b]	9,853,521
Cisco Systems	911,288 [b]	21,989,379
Diebold	232,500 [a]	10,155,600
EMC/Massachusetts	336,477 [b]	4,121,843
Freescale Semiconductor, Cl. B	120,400 [b]	4,735,332
Google, Cl. A	37,380 [b]	17,807,458
Hewlett-Packard	420,300	16,282,422
KLA-Tencor	85,113	4,185,006
Linear Technology	175,400	5,458,448
Motorola	230,244	5,309,427
Nokia, ADR	292,143	5,807,803
QUALCOMM	66,761	2,429,433
Seagate Technology	286,842	6,476,892
Sun Microsystems	749,622 [b]	4,070,447
Texas Instruments	142,989	4,315,408
Yahoo!	156,000 [b]	4,109,040
		162,004,711
Materials—1.2%
E.I. du Pont de Nemours & Co.	133,900 [a]	6,132,620
Nucor	52,445	3,063,312
		9,195,932
Software—11.3%
Adobe Systems	410,207 [b]	15,690,418
Autodesk	183,705 [b]	6,751,159
Automatic Data Processing	134,100	6,629,904
Cognos	128,700 [b]	4,694,976
Electronic Arts	221,820 [b]	11,732,060
Microsoft	1,146,718	32,922,274
Oracle	497,377 [b]	9,186,553
		87,607,344
Total Common Stocks
(cost $681,431,381)		752,634,621

10

Other Investment—2.6%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $20,174,000)		20,174,000 [c]	20,174,000

Investment of Cash Collateral
for Securities Loaned—7.3%

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $56,694,086)		56,694,086 [c]	56,694,086

Total Investments (cost $758,299,467)		107.2%	829,502,707

Liabilities, Less Cash and Receivables		(7.2%)	(55,770,530)

Net Assets		100.0%	773,732,177

ADR—American Depository Receipts
[a]	All or a portion of these securities are on loan. At October 31, 2006, the total market value of the fund’s securities
	on loan is $54,706,609 and the total market value of the collateral held by the fund is $56,694,086.
[b]	Non-income producing security.
[c]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †
	Value (%)		Value (%)

Information Technology	21.0	Consumer Discretionary	8.0
Consumer Staples	16.3	Industrial	6.4
Health Care	13.3	Exchange Traded Funds	4.7
Software	11.3	Energy	4.5
Financial	10.6	Materials	1.2
Money Market Investments	9.9		107.2

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES October 31, 2006
	Cost	Value

Assets ($):
Investments in securities—
See Statement of Investments (including securities
on loan, valued at $54,706,609)—Note 1(c):
Unaffiliated issuers	681,431,381	752,634,621
Affiliated issuers	76,868,086	76,868,086
Cash		15,457
Receivable for investment securities sold		4,970,966
Dividends and interest receivable		501,835
Receivable for shares of Common Stock subscribed		194,023
Prepaid expenses		18,532
		835,203,520

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		657,680
Liability for securities on loan—Note 1(c)		56,694,086
Payable for investment securities purchased		3,735,911
Payable for shares of Common Stock redeemed		240,213
Accrued expenses		143,453
		61,471,343

Net Assets ($)		773,732,177

Composition of Net Assets ($):
Paid-in capital		615,254,908
Accumulated net realized gain (loss) on investments		87,274,029
Accumulated net unrealized appreciation
(depreciation) on investments		71,203,240

Net Assets ($)		773,732,177

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		44,597,286
Net Asset Value, offering and redemption price per share ($)		17.35

See notes to financial statements.
12

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Income:
Cash dividends (net of $38,816 foreign taxes withheld at source):
Unaffiliated issuers	12,700,295
Affiliated issuers	617,440
Income from securities lending	52,916
Total Income	13,370,651
Expenses:
Management fee—Note 3(a)	5,777,017
Shareholder servicing costs—Note 3(b)	1,654,954
Directors’ fees and expenses—Note 3(c)	93,174
Prospectus and shareholders’ reports	87,180
Professional fees	78,259
Custodian fees—Note 3(b)	58,994
Registration fees	25,195
Miscellaneous	33,530
Total Expenses	7,808,303
Investment Income—Net	5,562,348

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	114,669,465
Net unrealized appreciation (depreciation) on investments	(9,217,539)
Net Realized and Unrealized Gain (Loss) on Investments	105,451,926
Net Increase in Net Assets Resulting from Operations	111,014,274

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net	5,562,348	11,972,040
Net realized gain (loss) on investments	114,669,465	72,543,537
Net unrealized appreciation
(depreciation) on investments	(9,217,539)	(29,913,333)
Net Increase (Decrease) in Net Assets
Resulting from Operations	111,014,274	54,602,244

Dividends to Shareholders from ($):
Investment income—net	(7,290,516)	(10,638,417)

Capital Stock Transactions ($):
Net proceeds from shares sold	16,114,926	16,595,007
Dividends reinvested	6,869,156	10,005,531
Cost of shares redeemed	(134,460,906)	(121,581,492)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(111,476,824)	(94,980,954)
Total Increase (Decrease) in Net Assets	(7,753,066)	(51,017,127)

Net Assets ($):
Beginning of Period	781,485,243	832,502,370
End of Period	773,732,177	781,485,243
Undistributed investment income—net	—	1,682,988

Capital Share Transactions (Shares):
Shares sold	999,773	1,101,171
Shares issued for dividends reinvested	427,878	663,224
Shares redeemed	(8,348,374)	(8,030,851)
Net Increase (Decrease) in Shares Outstanding	(6,920,723)	(6,266,456)

See notes to financial statements.
14

FINANCIAL HIGHLIGHTS

The following table describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	15.17	14.41	13.64	11.78	14.63
Investment Operations:
Investment income—net [a]	.12	.22	.09	.07	.05
Net realized and unrealized
gain (loss) on investments	2.21	.73	.78	1.86	(2.30)
Total from Investment Operations	2.33	.95	.87	1.93	(2.25)
Distributions:
Dividends from investment income—net	(.15)	(.19)	(.10)	(.07)	(.05)
Dividends from net realized
gain on investments	—	—	—	—	(.55)
Total Distributions	(.15)	(.19)	(.10)	(.07)	(.60)
Net asset value, end of period	17.35	15.17	14.41	13.64	11.78

Total Return (%)	15.44	6.63	6.36	16.48	(16.27)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	.99	1.03	1.06	1.01
Ratio of net investment income
to average net assets	.72	1.45	.66	.56	.37
Portfolio Turnover Rate	123.60	72.21	48.04	42.66	26.93

Net Assets, end of period ($ x 1,000)	773,732	781,485	832,502	862,633	805,956

[a] Based on average shares outstanding at each month end. See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to provide investors with long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair

16

value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the manager, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

18

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2006 the components of accumulated earnings on a tax basis were as follows: undistributed capital gains $88,309,455 and unrealized appreciation $70,167,814.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005 were as follows: ordinary income $7,290,516 and $10,638,417, respectively.

During the period ended October 31, 2006, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $45,180 and decreased paid-in capital by the same amount. Net assets were not effected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under either line of credit.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating

20

to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2006, the fund was charged $1,002,358 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2006, the fund was charged $476,241 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2006, the fund was charged $58,994 pursuant to the custody agreement.

During the period ended October 31, 2006, the fund was charged $4,164 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $491,206, chief compliance officer fees $1,363, shareholder services plan $80,000, custody fees $15,927 and transfer agency per account fees $69,184.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2006, amounted to $936,740,923 and $1,063,076,931, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2006 there were no financial futures contracts outstanding.

At October 31, 2006, the cost of investments for federal income tax purposes was $759,334,893, accordingly, accumulated net unrealized appreciation on investments was $70,167,814, consisting of $76,950,121 gross unrealized appreciation and $6,782,307 gross unrealized depreciation.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31,2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 4, 2006

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2006 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31,2006,certain dividends paid by the fund may be subject to a maximum tax rate of 15%,as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $7,290,516 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2007 of the percentage applicable to the preparation of their 2006 income tax returns.

24

PROXY RESULTS (Unaudited)

Dreyfus Growth and Income Fund, Inc. held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	17,788,573		881,716
Joseph S. DiMartino	17,784,038		886,250
David P. Feldman	17,771,475		898,814
Ehud Houminer †	17,780,255		890,034
Gloria Messinger †	17,720,441		949,848
Anne Wexler †	17,718,912		951,376

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.

In addition to Joseph S. DiMartino and David P. Feldman, James F. Henry, Dr. Paul A. Marks and Dr. Martin Peretz continue as Board members of the fund.

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on June 7 and 8, 2006, the Board considered the re-approval for an annual period (through July 31, 2007) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, no-load, large-cap core funds (the “Performance Group”) and

26

to a larger universe of funds, consisting of all large-cap core funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the medians of the Performance Group and the Performance Universe for the comparison periods ended April 30, 2006.The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index.

The Board members have been concerned about the fund’s performance for some time and had requested that Dreyfus take steps to improve the fund’s performance. The Board noted its approval of a new portfolio manager proposed by Dreyfus in October 2004.While there had been some improvement in performance for certain short periods of time since then, the fund’s overall performance continued to pose concern. At the June 7-8, 2006 meeting, the Board members considered and approved Dreyfus’ proposal for a new primary and an additional portfolio manager for the fund, and related changes to the fund’s investment approach and a benchmark appropriate to that approach. The Board reviewed biographies of the proposed portfolio managers and the historical comparative performance of a fund that the proposed primary portfolio manager has managed using the same investment approach proposed to the Board, including comparison of that fund’s performance to that of the fund and the S&P 500 Stock Index. The Board noted that the historical performance of that fund was generally superior to that of the fund.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

provided by Lipper. The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians, and that the fund’s expense ratio was lower than the Expense Group median and at the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund, of which there was one (the “Similar Account”). Dreyfus’ representatives explained the nature of the Similar Account and the differences, from Dreyfus’ perspective, in providing services to such Similar Account as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Funds and the Similar Account to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that the difference in fees paid by the Similar Account seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The

28

Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board noted its concern with the fund’s performance and approved Dreyfus’ proposals for improvement, including, among other things, a new primary portfolio manager and an additional portfolio manager.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

30

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Peggy C. Davis (63)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 71

———————
David P. Feldman (66) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 57

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

James F. Henry (75) Board Member (1991)
Principal Occupation During Past 5 Years:
  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts
Other Board Memberships and Affiliations:
  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 48

———————

Ehud Houminer (66)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 60

———————
Dr. Paul A. Marks (80) Board Member (1991)
Principal Occupation During Past 5 Years:

  President, Emeritus (2000-present) and President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)
Other Board Memberships and Affiliations:
  Pfizer, Inc., Director-Emeritus
  Lazard Freres & Company, LLC, Senior Adviser
  Armgo-Start-Up Biotech; Board of Directors
  Nanoviricide, Scientific Advisory Board
  PTC, Scientific Advisory Board
  IKONYSIS, Scientific Advisory Board

No. of Portfolios for which Board Member Serves: 48

32

Gloria Messinger (76) Board Member (2006)
Principal Occupation During Past 5 Years:
  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property
Other Board Memberships and Affiliations:
  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 48
———————

Dr. Martin Peretz (67)
Board Member (1991)

Principal Occupation During Past 5 Years:
  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web
Other Board Memberships and Affiliations:
  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Adviser
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 48
———————

Anne Wexler (76)
Board Member (2006)

Principal Occupation During Past 5 Years:
  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs
Other Board Memberships and Affiliations:
  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57
———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board and Chief Executive Officer of the Manager, and an officer of 90 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 61 years old and has been an employee of the Manager since May 1995.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

34

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 205 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 205 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 201 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 35

NOTES

For More Information

Dreyfus	Transfer Agent &
Growth and Income Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $29,024 in 2005 and $30,404 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,725 in 2006 and $5,122 in 2006. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,847 in 2005 and $4,367 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,867 in 2005 and $3,704 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $755,822 in 2005 and $436,321 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS GROWTH AND INCOME FUND, INC.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	December 28, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	December 28, 2006

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a) (1)

[INSERT CODE OF ETHICS]